EXHIBIT 99.8
                                ------------

           The Barclays Confirmation, dated as of March 30, 2006

                                                  Barclay Capital
                                                  5 The North Colonnade
                                                  Canary Wharf
                                                  London E14 4BB

                                                  Tel +44 (0)20 7623 2323



To: The Bank of New York, not individually but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB (the "Counterparty" or "Party B")
Attn:      Corporate Trust Administration CWALT, Series 2006-6CB
Fax No:    (212) 815-3986
From:      BARCLAYS BANK PLC (LONDON HEAD OFFICE)
           ("Barclays" or "Party A")
Date:      March 30, 2005
Reference: 1096919B/1096926B


The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:


------------------------------------------------------ --------------------------------------------------
2.                                                     TRADE DETAILS
------------------------------------------------------ --------------------------------------------------
Notional Amount:                                       The amount set forth for such  period in Schedule
                                                       A attached hereto.
------------------------------------------------------ --------------------------------------------------
Trade Date:                                            March 30, 2006.
------------------------------------------------------ --------------------------------------------------
Effective Date:                                        March 30, 2006.
------------------------------------------------------ --------------------------------------------------
Termination Date:                                      August 25, 2012
------------------------------------------------------ --------------------------------------------------
Fixed Amounts:
------------------------------------------------------ --------------------------------------------------
         Fixed Rate Payer:                             Counterparty.

         Fixed Rate Payer Payment Date(s):             March  30,  2006;  subject  to  adjustment  in
                                                       accordance  with the  Following  Business  Day
                                                       Convention.

         Fixed Amount:                                 USD513,000;  provided  that the payment of the
                                                       Fixed  Amount  to  Barclays  has been  made on
                                                       behalf of the  Counterparty  by Deutsche  Bank
                                                       Securities Inc.  ("Deutsche  Bank"),  from the
                                                       proceeds of the sale of the Certificates.




------------------------------------------------------ --------------------------------------------------
Floating Amounts:                                      To  be  determined  in  accordance   with  the
                                                       following formula:

                                                       Greater of (i)
                                                       (Floating Rate minus
                                                       Cap Rate) * Notional
                                                       Amount * Floating Rate
                                                       Day Count Fraction, and
                                                       (ii) zero.

------------------------------------------------------ --------------------------------------------------
         Floating Rate Payer:                          Barclays.

         Cap Rate                                      5.050%


                                      2


         Floating Rate Payer Period End                The 25th of each month in year from (and
         Date(s):                                      including) from (and including) April 25,
                                                       2006 to (and including) the Termination
                                                       Date with no adjustment to Period End Dates.

         Floating Rate Payer Payment Date(s):          Early  Payment shall be  applicable.  For each
                                                       Calculation  Period,  the Floating  Rate Payer
                                                       Payment Date shall be the second  Business Day
                                                       prior  to  the  related  Floating  Rate  Payer
                                                       Period End Date.

         Floating Rate Option.                         USD-LIBOR-BBA,  provided, however, that if the
                                                       Floating  Rate  determined  from such Floating
                                                       Rate  Option  for any  Calculation  Period  is
                                                       greater   than   8.80%   per  annum  for  such
                                                       Calculation  Period,  then the  Floating  Rate
                                                       for such  Calculation  Period  shall be deemed
                                                       to be equal to 8.00% per annum.

         Floating Rate Day Count Fraction:             30 / 360.

         Designated Maturity:                          1 Month.

------------------------------------------------------ --------------------------------------------------
         Reset Dates:                                  The first day of Each Calculation Period.
------------------------------------------------------ --------------------------------------------------
Business Days:                                         New York.

------------------------------------------------------ --------------------------------------------------

------------------------------------------------------ --------------------------------------------------
Governing Law:                                         This  Transaction and this  Confirmation  will
                                                       be governed  by and  construed  in  accordance
                                                       with  the  laws  of  the  State  of  New  York
                                                       (without  reference  to choice of law doctrine
                                                       except  Section  5-1401 and Section  5-1402 of
                                                       the New York General Obligation Law).

------------------------------------------------------ --------------------------------------------------
3.                                                     ACCOUNT DETAILS
------------------------------------------------------ --------------------------------------------------
Payments to Barclays:                                  Correspondent: BARCLAYS BANK PLC NEW YORK
                                                       FEED: 026002574
                                                       Beneficiary:  BARCLAYS SWAPS
                                                       Beneficiary Account: 050-01922-8

------------------------------------------------------ --------------------------------------------------
Payments to Counterparty:                              The Bank of New York
                                                       New York, NY
------------------------------------------------------ --------------------------------------------------

                                      3

------------------------------------------------------ --------------------------------------------------
                                                       ABA #021-000-018
                                                       GLA#111-565
                                                       For Further Credit: TAS: 580196
                                                       Attn: Arthur Rea
                                                       (212) 815-4800
                                                       (212) 815-3986

------------------------------------------------------ --------------------------------------------------
4.                                                     OFFICES
------------------------------------------------------ --------------------------------------------------
Barclays:                                              Address for Notices:
                                                       -------------------
                                                       5 The North Colonnade
                                                       Canary Wharf
                                                       E14 4 BB
                                                       Tel: 44(20) 7773 6461
                                                       Fax: 44(20) 777 36810

------------------------------------------------------ --------------------------------------------------
Counterparty:                                          Address for Notices:
                                                       -------------------
                                                       The Bank of New York
                                                       101 Barclays Street - 8W
                                                       New York, NY 10286
                                                       Attention: Corporate Trust Administration,
                                                       CWALT, Series 2006-6CB
------------------------------------------------------ --------------------------------------------------


5. Provisions Deemed Incorporated into this Agreement:

The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

     i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

    ii)      Termination Provisions. For purposes of the Agreement:

            (a) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None;

                  and in relation to Party B for the purpose of this Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None.

            (b) "Specified Transaction" shall be inapplicable to Party A and Party B.

            (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

            (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

            (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

            (f)   The "Default Under Specified Transaction" provisions of
                  Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

            (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

            (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

            (i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

            (j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

            (k) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

                        (i)   Market Quotation will apply.
                        (ii)  The Second Method will apply.

            (l)   "Termination Currency" means United States Dollars.



   iii)      Tax Representations.

         Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                  Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:

                  With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                  With respect to payments made to Barclays which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

         Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

                  Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.









iv) Documents to be Delivered. For the purpose of Section 4(a):

         (a) Tax forms, documents or certificates to be delivered are:

----------------------------------- ------------------------------------ --------------------------------
Party required to deliver document  Form/Document/Certificate            Date by which to be delivered
----------------------------------- ------------------------------------ --------------------------------
Barclays and Counterparty           Any    document    required   or     Promptly  after the  earlier
                                    reasonably  requested  to  allow     of (i) reasonable  demand by
                                    the   other    party   to   make     either  party or (ii) within
                                    payments  under  this  Agreement     30 days of the Closing Date.
                                    without   any    deduction    or
                                    withholding
----------------------------------- ------------------------------------ --------------------------------

                                      6

----------------------------------- ------------------------------------ --------------------------------
                                    for   or  on   the account  of
                                    any Tax or with such deduction
                                    or  withholding  at a reduced rate.
----------------------------------- ------------------------------------ --------------------------------


(b) Other Documents to be delivered are:


----------------------- --------------------------------------------- ------------------ ------------------------
Party required to       Form/Document/Certificate                     Date by which to   Covered by Section
deliver document                                                      be delivered       3(d) representation
----------------------- --------------------------------------------- ------------------ ------------------------
Barclays and the        Any documents required or reasonably          Closing Date.      Yes
Counterparty            requested by the receiving party to
                        evidence authority of the delivering
                        party or its Credit Support Provider,
                        if any, to execute and deliver this
                        Agreement, any Confirmation, and any
                        Credit Support Documents to which it
                        is a party, and to evidence the authority
                        of the delivering party to its Credit
                        Support Provider to perform its obligations
                        under this Agreement, such Confirmation
                        and/or Credit Support Document, as the
                        case may be.
----------------------- --------------------------------------------- ------------------ ------------------------
Barclays and the        A certificate of an authorized officer of     Closing Date       Yes
Counterparty            the party, as to the incumbency and
                        authority of the respective officers of
                        the party signing this agreement, any
                        relevant Credit Support Document, or any
                        Confirmation, as the case may be.
----------------------- --------------------------------------------- ------------------ ------------------------



v) Miscellaneous.

(a) [RESERVED]

         (b) Process Agent. For the purpose of Section 13(c):

             Barclays appoints as its Process Agent: Barclays Bank PLC, New York Branch.

             Counterparty appoints as its Process Agent:  Not Applicable.

         (c) Offices. The provisions of Section 10(a) will apply to this Agreement.

         (d) Multibranch Party. For the purpose of Section 10(c) of this
             Agreement:

                           Barclays is a Multibranch Party and may act through its London and New York offices.

                           Counterparty is not a Multibranch Party.

         (e) Calculation Agent. The Calculation Agent is Barclays; provided, however, that if an Event of Default occurs with respect to Barclays, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.


         (f) Credit Support Document. Not applicable for either Barclays or the Counterparty.

         (g) Credit Support Provider.

                   With respect to Barclays:  Not Applicable.
                    With respect to Counterparty:  Not Applicable.

         (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except
                  Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

         (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

         (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

         (k) "Affiliate" Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement.

         (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

vi)               Additional Representations:

                  Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

                  (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the
                        Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

                  (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

                  (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

                  (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

                  (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of
                        Section 1(a)(12) of the

                        Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

vii)                  Other Provisions.

                  (a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under
                        Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under
                        Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.


                  (b) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

                  (c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

                  (d) Limitation on Liability: Barclays and Counterparty agree to the following: (a) the sole recourse in respect of the obligations of Counterparty hereunder shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement), (b)The Bank of New York is entering into this Agreement solely in its capacity as trustee of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement and (c) in no case shall

                        The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Confirmation, all such liability, if any, being expressly waived by Barclays and any person claiming by, through or under Barclays.

                  (e) Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 16, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Barclays Bank PLC shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.


                    [Rest of Page Left Intentionally Blank]

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.



----------------------------------------------------- ------------------------------------------------------------
For and on behalf of                                  For and on behalf of
BARCLAYS BANK PLC                                     THE BANK OF NEW YORK, NOT INDIVIDUALLY BUT SOLELY AS
                                                      TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST FOR
                                                      CWALT, INC. ALTERNATIVE LOAN TRUST 2006-6CB
----------------------------------------------------- ------------------------------------------------------------

/s/ Sally Green                                       /s/ AnnMarie Cassano
----------------------------------------------------  -----------------------------------------------------------
Name:  Sally Green                                    Name:  AnnMarie Cassano
Title:  Authorized Signatory                          Title:  Assistant Treasurer
Date:  30th March 2006                                Date:  3-30-06

----------------------------------------------------- ------------------------------------------------------------



Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Schedule A to the Confirmation dated as of March 30, 2006
Re: Reference Number 1096919B/1096926B

    Period Start Date             Period End Date             Notional Amount
                  30-Mar-06                  25-Apr-06              -0-
                  25-Apr-06                  25-May-06           66,330,506.74
                  25-May-06                  25-Jun-06           65,622,888.21
                  25-Jun-06                  25-Jul-06           64,778,856.49
                  25-Jul-06                  25-Aug-06           63,800,574.94
                  25-Aug-06                  25-Sep-06           62,690,656.61
                  25-Sep-06                  25-Oct-06           61,452,160.28
                  25-Oct-06                  25-Nov-06           60,088,584.06
                  25-Nov-06                  25-Dec-06           58,603,856.55
                  25-Dec-06                  25-Jan-07           57,002,325.56
                  25-Jan-07                  25-Feb-07           55,288,744.35
                  25-Feb-07                  25-Mar-07           53,468,255.52
                  25-Mar-07                  25-Apr-07           51,690,431.60
                  25-Apr-07                  25-May-07           49,954,458.09
                  25-May-07                  25-Jun-07           48,259,535.97
                  25-Jun-07                  25-Jul-07           46,604,881.41
                  25-Jul-07                  25-Aug-07           44,989,725.50
                  25-Aug-07                  25-Sep-07           43,413,313.91
                  25-Sep-07                  25-Oct-07           41,874,906.71
                  25-Oct-07                  25-Nov-07           40,373,777.98
                  25-Nov-07                  25-Dec-07           38,909,215.66
                  25-Dec-07                  25-Jan-08           37,480,521.20
                  25-Jan-08                  25-Feb-08           36,087,009.34
                  25-Feb-08                  25-Mar-08           34,728,007.87
                  25-Mar-08                  25-Apr-08           33,402,857.34
                  25-Apr-08                  25-May-08           32,110,910.87
                  25-May-08                  25-Jun-08           30,851,533.87
                  25-Jun-08                  25-Jul-08           29,624,103.83
                  25-Jul-08                  25-Aug-08           28,428,010.08
                  25-Aug-08                  25-Sep-08           27,262,653.57
                  25-Sep-08                  25-Oct-08           26,127,446.66
                  25-Oct-08                  25-Nov-08           25,021,812.87
                  25-Nov-08                  25-Dec-08           23,945,186.70
                  25-Dec-08                  25-Jan-09           22,897,013.43
                  25-Jan-09                  25-Feb-09           21,876,748.87
                  25-Feb-09                  25-Mar-09           20,883,859.20
                  25-Mar-09                  25-Apr-09           19,917,820.77
                  25-Apr-09                  25-May-09           18,978,119.88
                  25-May-09                  25-Jun-09           18,064,252.61
                  25-Jun-09                  25-Jul-09           17,175,724.66
                  25-Jul-09                  25-Aug-09           16,312,051.12
                  25-Aug-09                  25-Sep-09           15,472,756.30

                  25-Sep-09                  25-Oct-09           14,657,373.59
                  25-Oct-09                  25-Nov-09           13,865,445.27
                  25-Nov-09                  25-Dec-09           13,096,522.31
                  25-Dec-09                  25-Jan-10           12,350,164.25
                  25-Jan-10                  25-Feb-10           11,625,939.02
                  25-Feb-10                  25-Mar-10           10,923,422.77
                  25-Mar-10                  25-Apr-10           10,242,199.74
                  25-Apr-10                  25-May-10            9,581,862.06
                  25-May-10                  25-Jun-10            8,942,009.66
                  25-Jun-10                  25-Jul-10            8,322,250.09
                  25-Jul-10                  25-Aug-10            7,722,198.35
                  25-Aug-10                  25-Sep-10            7,141,476.80
                  25-Sep-10                  25-Oct-10            6,579,715.00
                  25-Oct-10                  25-Nov-10            6,036,549.55
                  25-Nov-10                  25-Dec-10            5,511,623.99
                  25-Dec-10                  25-Jan-11            5,004,588.65
                  25-Jan-11                  25-Feb-11            4,515,100.52
                  25-Feb-11                  25-Mar-11            4,042,823.13
                  25-Mar-11                  25-Apr-11            3,587,426.43
                  25-Apr-11                  25-May-11            3,252,055.87
                  25-May-11                  25-Jun-11            2,932,297.61
                  25-Jun-11                  25-Jul-11            2,627,843.45
                  25-Jul-11                  25-Aug-11            2,338,391.08
                  25-Aug-11                  25-Sep-11            2,063,644.03
                  25-Sep-11                  25-Oct-11            1,803,311.51
                  25-Oct-11                  25-Nov-11            1,557,108.33
                  25-Nov-11                  25-Dec-11            1,324,754.76
                  25-Dec-11                  25-Jan-12            1,105,976.47
                  25-Jan-12                  25-Feb-12              900,504.40
                  25-Feb-12                  25-Mar-12              708,074.65
                  25-Mar-12                  25-Apr-12              528,428.41
                  25-Apr-12                  25-May-12              393,454.06
                  25-May-12                  25-Jun-12              270,315.79
                  25-Jun-12                  25-Jul-12              158,773.87
                  25-Jul-12                  25-Aug-12               58,593.27


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